UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2007
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

181 Wells Avenue, Suite 100, Newton, Massachusetts 02459
(Address of Principal Executive Offices) (Zip Code)

(617) 928-6001
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2007 (the “Closing Date”), Firepond, Inc., a Delaware corporation (formerly known as FP Technology, Inc.) (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”). Pursuant to the Securities Purchase Agreement, effective August 2, 2007, the Company received $3,000,000 in connection with the sale and issuance of the following:

•
A new issue of Senior Secured Subordinated Notes Due May 2008 (the “Subordinated Notes”) in the aggregate principal amount of $3,337,500 (the “Outstanding Amount”), reflecting the $3,000,000 advance to the Company, plus accrued interest through the earlier of (i) May 2, 2009 and (ii) 5 calendar days after the closing of a transaction (or series of transactions) for the sale by the Company of equity securities or securities exercisable, convertible or exchangeable into equity securities, resulting in gross proceeds to the Company in excess of $5 million (the “Maturity Date”); and

•	125,000 shares of the Company’s Common Stock, par value $.001 per share (the “New Shares”).

The indebtedness evidenced by the Subordinated Notes is senior secured subordinated indebtedness of the Company, and ranks superior to the Company’s other indebtedness, except the Company’s existing Senior Secured Convertible Notes due January 2009 (the “Senior Convertible Notes”). As security for the Company’s obligations under the Securities Purchase Agreement, the Company executed a Security Agreement dated as of August 2, 2007 (the “Security Agreement”), pursuant to which the Company granted a security interest in all of its assets in favor of Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, a Cayman Islands segregated portfolio company, in its capacity as collateral agent for the holders of the Subordinated Notes (the “Collateral Agent”).

Pursuant to the Securities Purchase Agreement,  if at any time during the two (2) year period following the Closing Date there is not an effective registration statement covering all of the New Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event in respect of the foregoing and the Company files with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the “Securities Act”), of any of its equity securities, other than (x) on Form S-4 or Form S-8  or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or (y) on Form SB-2, Form S-3 or such other applicable form pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $5,000,000 (other than an "at the market" offering as defined in Rule 415(a)(4) under the 1933 Act, and "equity lines"), then the Company shall provide each Purchaser the opportunity to include all or any part of their New Shares in such registration statement.

Additional Terms of the Subordinated Notes

The following are certain additional material terms of the Subordinated Notes (capitalized terms used but not defined in the following discussion have the meanings ascribed to such terms in the Securities Purchase Agreement):

1.	Interest Rate. Interest on the Subordinated Notes accrues at a rate of 15% per annum.

2.
Repurchase at the Option of the Purchaser Upon a  Change in Control. The Company may become obligated, at the option of each Purchaser, to repurchase the Subordinated Notes if a Change in Control (as defined in the Subordinated Notes) occurs at any time prior to the Maturity Date, at 110% of the Outstanding Amount being redeemed.

3.
Event of Default. If an Event of Default will occur and be continuing, the Outstanding Amount plus accrued and unpaid interest, if any, through such date on all the Subordinated Notes may be declared due and payable in the manner and with the effect provided in the Subordinated Notes.

The securities issued under the Securities Purchase Agreement were not registered under the Securities Act in reliance upon the exemption from registration provided by Rule 506 of Regulation D promulgated thereunder, based upon the representations and warranties provided by the Purchasers in the Securities Purchase Agreement.

All of the holders of the Senior Convertible Notes outstanding on the date of the Securities Purchase Agreement consented to a  Supplemental Indenture No. 1, dated August 2, 2007 (“Supplemental Indenture No. 1”), to the Indenture, dated as of January 24, 2007 (the “Indenture”), between the Company and The Bank of New York, as trustee (“Trustee”) for the Senior Convertible Notes to authorize the issuance of the securities under the Securities Purchase Agreement, including the Subordinated Notes and the New Shares.  The Trustee and the Collateral Agent also entered into an Intercreditor and Subordination Agreement, dated as of August 2, 2007.

The following agreements are attached as exhibits to this Report: (i) Securities Purchase Agreement; (ii) form of Subordinated Note; (iii) Security Agreement; (iv) Supplemental Indenture No. 1, and (v) Intercreditor and Subordination Agreement. The foregoing descriptions of these agreements are summary only and are qualified in their entirety by reference to the copies thereof attached hereto as exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibit index.

Exhibit No.	Description
99.1	Securities Purchase Agreement, dated as of August 2, 2007, by and among the Registrant and the Purchasers.
99.2	Form of Senior Secured Subordinated Note, dated as of August 2, 2007, between the Registrant and each respective Purchaser.
99.3
Security Agreement, dated as of August 2, 2007, between the Registrant and Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, a Cayman Islands segregated portfolio company, in its capacity as collateral agent for the holders of the Subordinated Notes.

99.4	Supplemental Indenture No.1, dated as of August 2, 2007, between the Registrant and The Bank of New York, as Trustee.
99.5
Intercreditor and Subordination Agreement, dated as of August 2, 2007, between The Bank of New York, as collateral agent under the Indenture dated January 24, 2007, and Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, a Cayman Islands segregated portfolio company, in its capacity as collateral agent for the holders of the Subordinated Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRPOND, INC.

Date: August 6, 2007	By:	/s/ Stephen Peary
Stephen Peary
Chief Financial Officer